                                                                    EXHIBIT (21)

                         SUBSIDIARIES OF THE REGISTRANT

                                                             PERCENT OF STOCK
                                                            OWNED BENEFICIALLY
                                          STATE UNDER LAWS    BY COMPANY OR
           NAME OF SUBSIDIARY            OF WHICH ORGANIZED     SUBSIDIARY
           ------------------            ------------------ ------------------
Consolidated subsidiaries of:
 Registrant--
   First American Loan Servicing
    Corporation                            Texas                   100%
   First American Management Company       Washington              100%
   First American Property Data
    Services, Inc.                         California              100%
   First American Real Estate
    Information Services, Inc.             California              100%
   First American Title Insurance
    Company                                California              100%
   First American Trust Company            California              100%
Consolidated subsidiaries of First
 American Title Insurance Company--
   Albany County Title, Inc.               Wyoming                 100%
   Attorneys Abstract, Inc.                New York                100%
   Bienville Properties, Inc.              Louisiana               100%
   Burton Abstract & Title Company         Michigan                100%
   Consolidated Title and Abstract Co.     Minnesota               100%
   Eaton County Abstract & Title Company   Michigan                100%
   Eureka Title Company                    California              100%
   Fidelity Title & Guaranty Company       Florida                 100%
   First American Abstract Company         Mississippi             100%
   First American Abstract Company of
    Louisiana                              Louisiana               100%
   First American Exchange Corporation     Louisiana               100%
   First American Title Agency, Inc.       Virginia                100%
   First American Title Company of
    Alaska                                 Alaska                  100%
   First American Title Company of Clark
    County                                 Washington              100%
   First American Title Company of
    Colorado                               Colorado                100%
   First American Title Company of
    Dallas                                 Texas                   100%
   First American Title Company of
    Florida, Inc.                          Florida                 100%
   First American Title Company of
    Hawaii, Inc.                           Hawaii                  100%
   First American Title Company of
    Idaho, Inc.                            Idaho                   100%
   First American Title Company of Los
    Angeles                                California              100%
   First American Title Company of
    Nevada                                 Nevada                  100%
   First American Title Company of
    Thurston County                        Washington              100%
   First American Title Company of Utah    Utah                    100%
   First American Title Guaranty Agency
    of Carbon County                       Wyoming                 100%
   First American Title Insurance Agency
    of Coconino, Inc.                      Arizona                 100%
   First American Title Insurance Agency
    of Gila, Inc.                          Arizona                 100%
   First American Title Insurance
    Company Ltd. (UK)                      England                 100%
   First American Title Insurance
    Company of New York                    New York                100%
   First American Title Insurance
    Company of Texas                       Texas                   100%
   First Exchange of Arizona, Inc.         Arizona                 100%
   Fremont County Title Company            Wyoming                 100%
   Guardian Title Company of Maryland      Maryland                100%
   Jefferson-Pilot Title Insurance
    Company                                North Carolina          100%
   Land Title Associates, Inc.             Oklahoma                100%
   Land Title Company of St. Louis, Inc.   Missouri                100%

                                                              PERCENT OF STOCK
                                                             OWNED BENEFICIALLY
                                           STATE UNDER LAWS    BY COMPANY OR
           NAME OF SUBSIDIARY             OF WHICH ORGANIZED     SUBSIDIARY
           ------------------             ------------------ ------------------
   Massachusetts Abstract Company, Inc.     Massachusetts           100%
   Memphis Title Company                    Tennessee               100%
   Midland Title Security, Inc.             Ohio                    100%
   New York Abstract Company, Inc.          New York                100%
   Ohio Title Corporation                   Ohio                    100%
   Pioneer of Philadelphia, Ltd.            Pennsylvania            100%
   Port Lawrence National Agency, Inc.      Ohio                    100%
   Republic Title of Texas, Inc.            Texas                   100%
   Security Title Company of Southern
    Utah                                    Utah                    100%
   Standard Title Insurance Company         Oklahoma                100%
   The Inland Empire Service Corporation    California              100%
   The Port Lawrence Agency, Inc.           Ohio                    100%
   The Port Lawrence Title and Trust
    Company                                 Ohio                    100%
   Ticore, Inc.                             Oregon                  100%
   Washakie Abstract Company                Wyoming                 100%
   First American Auto Title Transfer,
    L.L.C.                                  Louisiana                99%
   First American Title Company of
    Bellingham                              Washington               99%
   First American Title Insurance Agency
    of Yuma, Inc.                           Arizona                  99%
   Land Title Insurance Company of St.
    Louis                                   Missouri                 99%
   Peoples Abstract Company                 Iowa                     99%
   Southwest Title & Trust Company          Oklahoma                 99%
   First American Title Insurance Agency
    of Pinal                                Arizona                  96%
   First American Title Guaranty Agency
    of Cheyenne                             Wyoming                  92%
   First American Title Insurance Agency
    of Mohave, Inc.                         Arizona                  88%
   First American Title Insurance Agency,
    Inc. (Navajo)                           Arizona                  85%
   First Canadian Title                     Canada                   85%
   First American Title Insurance Agency
    of Yavapai, Inc.                        Arizona                  84%
   First American Title Company of New
    Mexico                                  New Mexico               80%
   First American Title Company of
    Spokane                                 Washington               80%
   First American Title Company of St.
    Lucie County, Inc.                      Florida                  80%
   First American Title Guaranty Agency
    of Hot Springs County                   Wyoming                  80%
   First American Title Guaranty Holding
    Company                                 California               80%
   First American Home Buyers Protection
    Corporation                             California               79%
   First American Title Guaranty Agency
    of Sublette County                      Wyoming                  79%
   First American Title Guaranty Agency
    of Crook County                         Wyoming                  78%
   Teton Land Title Company                 Wyoming                  76%
   Converse Land Title Company (a
    partnership)                            Wyoming                  74%
   First American Title Company of Magic
    Valley, Inc.                            Idaho                    70%
   Goshen County Abstract & Title           Wyoming                  69%
   Mid Valley Title and Escrow Company      California               59%
   Campbell County Abstract Company         Wyoming                  57%
   First American Title Company of
    Mendocino County                        California               54%
   Johnson County Title Company, Inc.       Wyoming                  54%
   Big Horn Land Title Company              Wyoming                  53%
   Wyoming Land Title Company               Wyoming                  53%
   Shoshone Title Insurance and Abstract
    Company                                 Wyoming                  52%
   North American Title Insurance Company   California               50%

                                                               PERCENT OF STOCK
                                                              OWNED BENEFICIALLY
                                            STATE UNDER LAWS    BY COMPANY OR
           NAME OF SUBSIDIARY              OF WHICH ORGANIZED     SUBSIDIARY
           ------------------              ------------------ ------------------
Consolidated subsidiaries of First
 American Real Estate Information--
 Services, Inc.--
   First American CREDCO, Inc.               Washington              100%
   First American Credit Services, Inc.      New York                100%
   First American Equity Loan Services,
    Inc.                                     Ohio                    100%
   First American Flood Data Services,
    Inc.                                     Texas                   100%
   First American Property Services, Inc.    New York                100%
   Pasco Enterprises, Inc.                   Texas                   100%
   Prime Credit Reports, Inc.                California              100%
   Realty Tax & Service Company              California              100%
Consolidated subsidiary of First American
 Equity Loan Service, Inc.
   Docu-Search, Inc.                         Kentucky                100%
Consolidated subsidiary of Mid Valley
 Title & Escrow Company--
   Mt. Shasta Title & Escrow Company         California               65%
Consolidated subsidiaries of Ticore,
 Inc.--
   Eagle Exchange Corporation                Oregon                  100%
   Escrow Automated Systems, Inc.            Oregon                  100%
   Title Insurance Company of Oregon         Oregon                  100%
Consolidated subsidiaries of Title
 Insurance Company of Oregon--
   Deschutes County Title Company            Oregon                  100%
   Willamette Valley Title Company           Oregon                  100%
Consolidated subsidiary of Massachusetts
 Abstract Company, Inc.--
   Massachusetts Title Insurance Company     Massachusetts            65%
Consolidated Subsidiaries of First
 American Title Company of Utah--
   Utah First Exchange, Inc.                 Utah                    100%
Consolidated subsidiaries of First
 American Title Guaranty Holding
 Company--
   First Escrow Accounting Services
    Company                                  California              100%
   First Guaranty Bancorp                    California              100%
   First Guaranty Exchange Company           California              100%
   Superior Trustee's Services Company
    Inc.                                     California              100%
   First American Title Guaranty Company     California               99%
   Harrison-Webster Investment Group (a
    partnership)                             California               75%
   Stanley Building Associates (a
    partnership)                             California               75%
Consolidated subsidiaries of First
 Guaranty Bancorp--
   F. S. T. Financial Services               California              100%
   First Security Thrift Company             California              100%
Consolidated subsidiary of Land Title
 Associates, Inc.--
   First American Title & Abstract Co.       Oklahoma                100%

                                                              PERCENT OF STOCK
                                                             OWNED BENEFICIALLY
                                           STATE UNDER LAWS    BY COMPANY OR
           NAME OF SUBSIDIARY             OF WHICH ORGANIZED     SUBSIDIARY
           ------------------             ------------------ ------------------
Consolidated subsidiaries of Midland
 Title Security, Inc.--
   Commerce Title Agency, Inc.               Ohio                   100%
   Lawyers Mortgage and Title Company,
    Inc.                                     Ohio                   100%
   Midland Exchange Services, Inc.           Ohio                   100%
   National Survey Service, Inc.             Delaware               100%
   R. E. Services, Inc.                      Ohio                   100%
   MCM Title Services, Inc.                  Ohio                    67%
Consolidated Subsidiaries of Mortgage
 Guarantee and Title Company--
   GR Title Services, Inc.                   Rhode Island           100%
Consolidated subsidiary of First
 American Home Buyers Protection
 Corporation--
   First American Home Buyers Protection
    Corporation (Delaware)                   Delaware                50%
Consolidated subsidiary of Land Title
 Insurance Company of St. Louis--
   Property Data, Inc.                       Missouri               100%
   The Trust Company of St. Louis County     Missouri                99%
Consolidated subsidiaries of First
 American Title Insurance Company of
 Texas--
   Corpus Christi Title Company              Texas                  100%
   Fort Bend Title Company                   Texas                  100%
   Heart of Texas Title Company              Texas                   51%
Consolidated subsidiaries of Fort Bend
 Title Company--
   Citizens Title Company                    Texas                  100%
   Peareson Fort Bend Abstract Company       Texas                  100%
Consolidated subsidiaries of First
 American Title Insurance Company of New
 York--
   First American Exchange Corporation       New York               100%
   Mortgage Guarantee & Title                Rhode Island           100%
   Preferred Land Title Services, Inc.       New York               100%
Consolidated subsidiaries of Republic
 Title of Texas, Inc.--
   American Escrow Company                   Texas                  100%
   Texas Escrow Company                      Texas                  100%
   Title Software Corporation                Texas                  100%
Consolidated subsidiary of Southwest
 Title & Trust Company--
   Southwest Title Land Company              Oklahoma               100%
Consolidated subsidiary of the Port
 Lawrence Title and Trust Company
   Landimer Title Agency                     Ohio                   100%